EXECUTION COPY

AMENDMENT NO. 1, dated as of December 16, 2008 (this “Amendment”), to the AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT, dated as of August 6, 2008, (as amended, supplemented or otherwise modified from time to time, the “Receivables Transfer Agreement”), by and among TYSON RECEIVABLES CORPORATION, a Delaware corporation, as transferor (in such capacity, the “Transferor”), TYSON FOODS, INC., a Delaware corporation, individually (“Tyson”), as collection agent (in such capacity, the “Collection Agent”) and as guarantor under the Limited Guaranty set forth in Article IX of the Receivables Transfer Agreement (in such capacity, the “Guarantor”), the several commercial paper conduits identified on Schedule B of the Receivables Transfer Agreement and their respective permitted successors and assigns (the “CP Conduit Purchasers”; each, individually, a “CP Conduit Purchaser”), the several financial institutions identified on Schedule B of the Receivables Transfer Agreement as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”; each, individually, a “Committed Purchaser”), the agent bank set forth opposite the name of each CP Conduit Purchaser and Committed Purchaser on Schedule B of the Receivables Transfer Agreement and its permitted successor and assign (the “Funding Agent” with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank) (“JPMCB”), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”).

RECITALS

The parties hereto enter into this Amendment pursuant to Section 10.02 of the Receivables Transfer Agreement.

NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

SECTION 1.  Definitions. Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

                SECTION 2.  Amendment and Restatement.

(a)  Section 2.02(a) of the Receivables Transfer Agreement is hereby amended by amending and restating the third sentence of the second paragraph thereof to read as follows:

“Each Incremental Transfer shall be subject to the condition precedent that the Collection Agent shall have delivered to the Administrative Agent, in form and substance satisfactory to each Funding Agent, the most recently completed Settlement Statement and, with respect to any Incremental Transfer for which the proposed date of such Incremental Transfer is after January 15, 2009, a Daily Report dated within one (1) Business Day prior to the desired date of such Incremental Transfer (and to the extent

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required by Section 5.01(a)(ix) for proposed Incremental Transfers prior to January 15, 2009, a completed Weekly Report dated within five (5) Business Days prior to the desired date of such Incremental Transfer), together with such other additional information as any Funding Agent may reasonably request.”

(b)  Section 2.03(g) of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Nieuw Amsterdam may at any time designate all or any portion of the Net Investment held by it as a “CP Conduit Purchaser” as having been transferred to itself in its capacity as a “Committed Purchaser”, to the same extent and with the same effect as if such transfer had been made to a third party Committed Purchaser pursuant to this Agreement or an Asset Purchase Agreement. Three Pillars may at any time designate all or any portion of the Net Investment held by it as a “CP Conduit Purchaser” as having been transferred to itself in its capacity as a “Committed Purchaser”, to the same extent and with the same effect as if such transfer had been made to a third party Committed Purchaser pursuant to this Agreement or an Asset Purchase Agreement.”

(c)   Section 2.11(a) of the Receivables Transfer Agreement is hereby amended by deleting the reference to “2.00%” therein and substituting therefor “3.50%”.

(d)  Section 2.12(a) of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Weekly Report and Daily Report. The Collection Agent shall deliver to the Administrative Agent and the Transferor, no later than 1:00 p.m., New York City time, (i) on each Weekly Settlement Date (which occurs on or before January 11, 2009) during a Downgrade Condition, a written report substantially in the form attached hereto as Exhibit D-1 (the “Weekly Report”) setting forth total Collections received and Receivables originated during the immediately preceding calendar week, Eligible Receivables balances at the end of the immediately preceding calendar week, and such other information as the Administrative Agent or any Funding Agent may reasonably request, and (ii) on each Business Day after January 15, 2009, a daily report substantially in the form attached hereto as Exhibit D-3 (the “Daily Report”) setting forth Collections received on the previous Business Day and the balance of Eligible Receivables as of the close of business on the previous Business Day, and such other information as the Administrative Agent or any Funding Agent may reasonably request. The Weekly Report and such daily report may be delivered in an electronic format mutually agreed upon by the Collection Agent and each Funding Agent, or pending such agreement, by facsimile.”

(e)  Section 5.01(a)(ix) of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(ix) Weekly Reports. During a Downgrade Condition, on each Weekly Settlement Date occurring on or before January 15, 2009, a Weekly Report to the Administrative Agent, the Funding Agents and CP Conduit Purchasers.”

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(f)  Section 6.02(c)(iii) of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) During a Downgrade Condition, selected at least one Weekly Report or Daily Report, as applicable, for each fiscal quarter (during which a Downgrade Condition had occurred or was continuing) delivered during the fiscal year then ended and verified that the amounts presented on such Weekly Report relating to sales, collections, concentrations and aging of Receivables agreed with the information provided to the Collection Agent by each Seller;”

(g)  Section 7.01(1)(m) of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(m) Tyson’s Index Rating is B or B2 or lower or Tyson is not rated by S&P or Moody’s, respectively; or”.

(h)  Schedule A of the Receivables Transfer Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

““Daily Report” shall have the meaning specified in Section 2.12(a) of the Receivables Transfer Agreement.”

(i)  The definition of “Applicable Margin” set forth in Schedule A of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” shall mean 4.50%.”

(j)  The definition of “Base Rate” set forth in Schedule A of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“Base Rate” or “BR” shall mean, for any date of determination, a rate per annum equal to the greater of (i) the prime rate of interest announced by the Administrative Agent from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Administrative Agent) or (ii) the sum of (a) 1.00% and (b) the Federal Funds Rate for such date; provided, however, that for purposes of Section 2.11(a) of the Receivables Transfer Agreement or if a Termination Event has occurred, “Base Rate” or “BR” shall mean, for any date of determination, a rate per annum equal to the greater of (i) the prime rate of interest announced by the Administrative Agent from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Administrative Agent) or (ii) the Eurodollar Rate.

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(k)  The definition of the term “Concentration Factor” set forth in Schedule A of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

““Concentration Factor” shall mean, as of any date of determination, with respect to any Designated Obligor, except for a Special Obligor, a percentage equal to the following:

(i) with respect to Receivables of any Obligor with short-term or long-term ratings of at least A-1 or A by S&P, respectively, and at least P-1 or A2 by Moody’s, respectively, 15.0%;

(ii) with respect to Receivables of any Obligor with short-term or long-term ratings of at least A-2 or BBB- by S&P, respectively, and at least P-2 or

Baa3 by Moody’s, respectively, 7.50% (and not qualified under clause (i) above);

(iii) with respect to Receivables of any Obligor with short-term or long-term ratings below A-2 or BBB- by S&P, respectively, and below P-2 or
Baa3 by Moody’s, respectively, 3.00% (and not qualified under clause (i) or (ii)
above); and

(iv) with respect to Receivables of any other Obligor, 3.00%.

The Concentration Factor for Obligors with split ratings shall be determined based upon the lower of the two ratings.”

(l)  The definition of the term “Dilution Reserve Ratio” in Schedule A of the Receivables Transfer Agreement is hereby amended by deleting the language “C = (i) 2.0 or (ii) following a downgrade of Tyson’s Index Rating below BB+ or Ba1, respectively, by either S&P or Moody’s, 2.25”, and inserting in place thereof “C = 2.50”.

(m)  The definition of the term “Eligible Receivable” in Schedule A of the Receivables Transfer Agreement is hereby amended by amending and restating subclause (3) thereof to read as follows:

“(3) the Obligor of which is (A) a United States resident, a resident of a U.S. territory, or a resident of Canada to the extent the aggregate Outstanding Balance of Receivables due from Obligors that are residents of Canada does not exceed 5% of the Outstanding Balance of all Receivables on any date of computation, (B) a Designated Obligor at the time of the initial creation of an interest therein under the Receivables Transfer Agreement, (C) not an Official Body or an Affiliate of any of the parties to the Receivables Transfer Agreement other than Receivables due from Official Bodies to the extent the aggregate Outstanding Balance of Receivables due from such Obligors does not exceed 2% of the Outstanding Balance of all Receivables on any date of computation, (D) not the subject of an Event of Bankruptcy, and (E) an Eligible Obligor;”.

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(n)  The definition of the term “Loss Reserve Ratio” in Schedule A of the Receivables Transfer Agreement is hereby amended by deleting the language “A = (i) 2.0 or (ii) following a downgrade of Tyson’s Index Rating below BB+ or Ba1, respectively, by either S&P or Moody’s, 2.25”, and inserting in place thereof “A = 2.50”.

(o)  Schedule B of the Receivables Transfer Agreement is hereby deleted and replaced in its entirety with Annex I hereto.

(p)  Schedule C of the Receivables Transfer Agreement is hereby deleted and replaced in its entirety with Annex II hereto.

(q)  The Receivables Transfer Agreement is hereby amended by adding a new exhibit, “Exhibit D-3” in the form of Annex III hereto.

SECTION 3.  Termination of Waiver. The parties hereto hereby acknowledge and agree that Section 3 of the Amendment and Restatement and Waiver, dated as of August 6, 2008, by and among the Transferor, Tyson, the Collection Agent, the Guarantor, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents, and the Administrative Agent, is valid, binding and effective as of and between the date thereof and the date immediately prior to the Effective Date, but that from and following the Effective Date, such Section, and the waivers set forth therein, are terminated, null and void, and of no legal consequence or effect whatsoever.

SECTION 4.  Amendments to the Five-Year Credit Agreement. The Administrative Agent and the Funding Agents hereby consent to the amendments to Sections 7.13 and 7.14 of the Five-Year Credit Agreement as set forth in Annex IV hereto.

SECTION 5.  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 6.  Counterparts;  Conditions to Effectiveness. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment will be effective on the date (the “Effective Date”) when:

(i) executed counterparts of this Amendment shall have been delivered by each party hereto to the Administrative Agent;

(ii) the Rating Agencies shall have provided the Rating Confirmations to the Administrative Agent and the Funding Agents;

(iii) the Amended and Restated Fee Letter, dated as of December 16, 2008 (the “Fee Letter”), among the Transferor, Tyson, and the Administrative Agent, shall have been duly executed by each person that is to be a party thereto and shall be in full force and effect; and

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(iv) the Administrative Agent shall have received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

SECTION 7.  Agreement in Full Force and Effect. Except as expressly amended hereby, the Receivables Transfer Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Effective Date, any reference to the Receivables Transfer Agreement will mean the Receivables Transfer Agreement as amended by this Amendment.

[The Remainder of This Page is Intentionally Left Blank]

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ANNEX IV

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION, as Transferor

By:	/s/ Ted Jones

Name: Ted Jones

Title: Vice President- Treasurer

TYSON FOODS, INC., individually as Collection Agent and as Guarantor

By:	/s/ Ted Jones

Name: Ted Jones

Title: Vice President- Treasurer

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JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), as Administrative Agent

By:	/s/ Joel Gedroic

Name: Joel Gedroic

Title: Executive Director

PARK AVENUE RECEIVABLES CORPORATION, as CP Conduit Purchaser

By:	/s/ Joel Gedroic

Name: Joel Gedroic

Title: Executive Director

JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), as Committed Purchaser for Park Avenue Receivables Corporation

By:	/s/ Joel Gedroic

Name: Joel Gedroic

Title: Executive Director

JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), as Funding Agent for Park Avenue

Receivables Corporation.

By:	/s/ Joel Gedroic

Name: Joel Gedroic

Title: Executive Director

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THREE PILLARS FUNDING, LLC, as CP

Conduit Purchaser

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn

Title: Vice President

SUNTRUST BANK, as Committed Purchaser for Three Pillars Funding Corporation

By:	/s/ M. Gabe Bonfield

Name: M. Gabe Bonfield

Title: Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as Funding Agent for Three Pillars Funding Corporation

By:	/s/ Joseph R. Franke

Name: Joseph R. Franke

Title: Director

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NIEUW AMSTERDAM RECEIVABLES CORPORATION, as CP Conduit Purchaser

By:	/s/ David V. De Angelis

Name: David V. DeAngelis

Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Committed Purchaser for Nieuw Amsterdam Receivables Corporation

By:	/s/ Christopher Lew

Name: Christopher Lew

Title: President

By:	/s/ Brett Delfino

Name: Brett Delfino

Title: Executive Director

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Funding Agent for Nieuw Amsterdam Receivables Corporation

By:	/s/ Christopher Lew

Name: Christopher Lew

Title: Vice President

By:	/s/ Brett Delfino

Name: Brett Delfino

Title: Executive Director

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